Form of PSU Agreement #98422604v11 PRECIGEN, INC. 2023 OMNIBUS INCENTIVE PLAN Performance Stock Unit Agreement THIS PERFORMANCE STOCK UNIT AGREEMENT (this “Agreement”) dated as of _______, between Precigen, Inc., a Virginia corporation (the “Company”), and _______ (the “Participant”), is made pursuant and subject to the provisions of the Company’s 2023 Omnibus Incentive Plan, as amended (the “Plan”), a copy of which is attached hereto. All terms used herein that are defined in the Plan have the same meaning given them in the Plan. 1. Grant of Performance Stock Units. Pursuant to the Plan, the Company, on _______ (the “Date of Grant”), granted to the Participant, subject to the terms and conditions of the Plan and subject further to the terms and conditions set forth herein, including Appendix A, an award of performance stock units (“PSUs”) representing the right to receive one Share upon the vesting of each PSU (the “Award”). The target number of PSUs subject to this Award (the “Target PSUs”) is set forth on Appendix A and the actual number of PSUs earned will be determined in accordance with Appendix A. This Award represents an unsecured promise of the Company to deliver, and the right of the Participant to receive, Shares at the time and on the terms and conditions set forth herein. As a holder of this Award, the Participant has only the rights of a general unsecured creditor of the Company. 2. Terms and Conditions. This Award is subject to the following terms and conditions: (a) Vesting of Shares. (i) In General. This Award shall become vested and non-forfeitable based on and subject to the achievement of the performance milestones of the Company set forth on Appendix A (the “Performance Milestones”) and, except as set forth in Sections 2(a)(ii) through (iv) below, the Participant’s continued employment with the Company or a Subsidiary through the applicable Certification Date (as defined in Appendix A) for each Performance Milestone. The Participant shall immediately forfeit any and all PSUs for which a Performance Milestone is not achieved on or prior to December 31, 2026 (the “Performance End Date”). (ii) Termination without Cause or Resignation for Good Reason. In the event of the Participant’s Termination of Service prior to the Performance End Date (or, if later, a Certification Date) as a result of a termination of employment by the Company without Cause (as defined below) or a resignation by the Participant with Good Reason (as defined below), any portion of the Award that is outstanding as of the date of Termination of Service shall remain outstanding and eligible to vest upon the earlier of (a) the achievement of the Performance Milestones and the Certification thereof in accordance with Appendix A or (b) a Change in Control in accordance with Section 2(a)(v); provided that the number of PSUs that would otherwise be eligible to vest upon the achievement of a Performance Milestone in accordance with Appendix A or a Change in Control in accordance with Section 2(a)(v) shall be multiplied by a fraction, (x) the numerator of which is the number of days between March 1, 2024 and the date of Termination of Service (inclusive) and (y) the denominator of which is 1,0351; provided, further, that such fraction shall not be greater than one (1). (iii) Termination due to Death or Disability. In the event of the Participant’s Termination of Service prior to the Performance End Date (or, if later, a Certification Date) as a result of the Participant’s death or Disability (as defined below), any portion of the Award that is outstanding as of the date of Termination of Service shall remain outstanding and eligible to vest upon the earlier of (a) the achievement of the Performance Milestones and the Certification thereof in accordance with Appendix A or (b) a Change in Control in accordance with Section 2(a)(v). Notwithstanding anything to the contrary in Section 2(b), any portion of the Award that vests following the Participant’s death pursuant to this Section 2(a)(iii) shall inure to the benefit of the estate of the Participant. (iv) Termination for Any Other Reason. In the event of the Participant’s Termination of Service for any reason other than those described in Sections 2(a)(ii) and (iii) above, including, without limitation, as a result of 1 Note: This is the total number of days between 3/1/2024 and 12/31/2026.

2 #98422604v11 termination of employment by the Company for Cause or a resignation by the Participant without Good Reason, any portion of the Award that is not vested and earned pursuant to Section 2(a)(i) as of the date of the Participant’s Termination of Service will be forfeited automatically at the close of business on that date. In no event may any portion of the Award become vested and payable, in whole or in part, after forfeiture pursuant to this Section 2(a)(iv). (v) Change in Control. In the event a Change in Control occurs prior to the Performance End Date (or, if later, a Certification Date) and no provision is made for the continuance or assumption of the Award by the successor or surviving entity (or its parent) in such Change in Control, any portion of the Award that remains outstanding as of immediately prior to such Change in Control shall become vested in full with respect to the number of Target PSUs on the date of such Change in Control, provided that the Participant has remained continuously employed by the Company or any Subsidiary from the Date of Grant until such date, except as otherwise set forth in Section 2(a)(ii) or (iii) above. (vi) Definitions. For purposes of this Award: a. “Cause” shall mean any one of the following events: (1) material failure to observe and comply with any of the Company’s (or an Affiliate’s) material written policies, including without limitation its policies prohibiting harassment (sexual or otherwise) and discrimination and its policies regarding equal employment opportunity and maintenance of a drug-free work place, to the satisfaction of the Company; (2) continued failure to substantially perform material duties with the Company (or an Affiliate); (3) willful failure to carry out, or comply with, in any material respect any lawful and reasonable written directive of the Company (or an Affiliate), which is not cured within twenty (20) calendar days after receipt by the Participant of notice of such failure; (4) commission of any act or omission that results in, or that may reasonably be expected to result in, a conviction, plea of no contest or imposition of unadjudicated probation for any felony or any crime involving moral turpitude; (5) commission of any act or omission that results in the Participant’s incarceration in a federal, state, or local jail or prison; (6) commission of any act of dishonesty, illegal conduct, fraud, embezzlement, misappropriation, material misconduct, or breach of fiduciary duty either (x) against the Company or any of its Affiliates (or any predecessor thereto or successor thereof) or (y) which is or which is reasonably expected to be materially injurious to the Company or its Affiliates; or (7) material or willful breach of any agreement (including this Award) between the Participant and the Company (or an Affiliate), which is not cured within twenty (20) calendar days after receipt by the Participant of written notice of such breach. b. “Disability” means any physical or mental condition that would qualify the Participant for a disability under any long-term disability plan maintained by the Company or any Affiliate that is applicable to such Participant; provided that, to the extent necessary for the Award to be in compliance with Section 409A of the Code, “Disability” shall mean the Participant is “disabled” within the meaning of Section 409A of the Code. c. “Good Reason” shall mean any one of the following events: (1) a material diminution in the Participant’s authority, duties or responsibilities; (2) a material reduction in the Participant’s base salary (other than a general reduction in compensation applying to other similarly-situated employees of the Company and its Subsidiaries); or (3) the relocation of the primary office from which the Participant is required to work to a location more than fifty (50) miles from the current office location where the Participant primarily works, which relocation increases the Participant’s one-way commute. No event or condition shall constitute “Good Reason” unless the Participant provides the Company with written notice of the event or condition the Participant alleges to be Good Reason within thirty (30) days after such event or condition first occurs. The termination shall not become effective unless the Company fails to cure such event or condition constituting Good Reason within thirty (30) days following the Company’s receipt of such notice. The Participant must terminate employment within thirty (30) days after the end of the cure period in order for the termination to be for Good Reason.

3 #98422604v11 (vii) Terms of Payment. The Shares issuable in respect of any portion of the Award that becomes earned and vested under this Agreement shall be issued and delivered to the Participant as soon as administratively practicable but in no event later than thirty (30) days after an applicable Certification Date (each such date, a “Share Issuance Date”). If a Share Issuance Date falls during a period when, pursuant to applicable law, regulations, NASDAQ rules or the Company’s internal policies or agreements with third parties, the Company is not permitted to issue such Shares, such Shares shall be issued and delivered to Participant no later than the third business day following the conclusion of such period. (viii) Dividend Equivalent Payments. If, prior to a Share Issuance Date, the Company pays a dividend on Shares, the Participant shall be entitled (subject, for the avoidance of doubt, to achievement of the vesting and performance conditions set forth in this Agreement) to a payment upon such Share Issuance Date in the same amount as the dividend the Participant would have received if he or she held such Shares in respect of his or her Award held but not previously forfeited immediately prior to the record date of the dividend (a “Dividend Equivalent”). No such Dividend Equivalents shall be paid to the Participant with respect to any portion of the Award that is not earned and vested or is thereafter cancelled or forfeited. The Committee shall determine the form of payment in its sole discretion and may pay Dividend Equivalents in Shares, cash or a combination thereof. The Company shall pay the Dividend Equivalents at the same time as the delivery of Shares with respect to the Awards to which such Dividend Equivalents relate. (ix) Anti-Hedging/Pledging and Insider Trading Policy. All Shares issued and delivered under this Award shall be subject to any anti-pledging and/or anti-hedging policies the Company may adopt from time to time and shall be subject to the Company’s Policy Relating to Insider Trading of Securities and Confidential Information, as amended from time to time. (b) Transferability. Except as provided herein, this Award is nontransferable, other than by will or the laws of descent and distribution, and during the Participant’s lifetime, may be transferred by the Participant to immediate family members or trusts or other entities on behalf of the Participant and/or immediate family members or for charitable donations. Any such transfer will be permitted only if (i) the Participant does not receive any consideration for the transfer and (ii) the Committee expressly approves the transfer. Any transferee to whom this Award is transferred shall be bound by the same terms and conditions that governed the Award during the time it was held by the Participant (which terms and conditions shall still be read from the perspective of the Participant). Any such transfer shall be evidenced by an appropriate written document that the Participant executes and the Participant shall deliver a copy thereof to the Committee on or prior to the effective date of the transfer. No right or interest of the Participant or any transferee in the Award shall be liable for, or subject to, any lien, obligation or liability of the Participant or any transferee. For clarity, this Section 2(b) refers only to the right to receive the Shares underlying this Award and not the Shares which have been issued to the Participant in settlement of this Award. 3. Shareholder Rights. The Participant shall not have any rights as a shareholder with respect to Shares subject to this Award until issuance of the Shares pursuant to Section 2(a)(vii). The Company may include on any certificates or notations representing Shares issued pursuant to this Award such legends referring to any representations, restrictions or any other applicable statements as the Company, in its discretion, shall deem appropriate. 4. Agreement to Terms of the Plan and Agreement. The Participant has received a copy of the Plan, has read and understands the terms of the Plan and this Agreement, and agrees to be bound by their terms and conditions. 5. Withholding of Taxes. The Company’s obligation to deliver the Shares, or, if applicable, cash, upon vesting of the Award is subject to the Participant’s satisfaction of any applicable federal, state and local income and employment tax and withholding requirements in a manner and form satisfactory to the Company. The Company, to the extent applicable law permits, may allow the Participant to pay such withholding amounts (i) by surrendering (actually or by attestation) Shares that the Participant already owns (but only for the minimum required withholding), (ii) by means of a “net withholding” procedure, (iii) by such other medium of payment as the Company in its discretion shall authorize or (iv) by any combination of the allowable methods of payment set forth herein.

4 #98422604v11 6. Tax Consequences. The Participant acknowledges (i) that there may be adverse tax consequences upon acquisition or disposition of the Shares issuable pursuant to this Agreement and (ii) that Participant should consult a tax adviser prior to such acquisition or disposition. The Participant is solely responsible for determining the tax consequences of the Award and for satisfying the Participant’s tax obligations with respect to the Award (including, but not limited to, any income or excise tax as resulting from the application of Sections 409A or 4999 of the Code), and the Company shall not be liable if the Award is subject to Sections 409A or 4999 of the Code. 7. Cancellation/Clawback. The Participant hereby acknowledges and agrees that, consistent with the terms and condition of Section 19 (Cancellation or “Clawback” of Awards) of the Plan, the Participant and the Award are subject to the Precigen Inc. Financial Statement Compensation Recoupment Policy or any other clawback policy adopted by the Company (as applicable, a “Clawback Policy”) . In consideration of the grant of the Award under this Agreement, the Participant agrees that, to the extent that the Participant is or becomes covered by the Clawback Policy, the Award granted to the Participant pursuant to this Agreement and any Shares issued upon settlement thereof shall be subject to such Clawback Policy as may be in effect from time to time. In addition, by accepting this Award and in consideration for the opportunity to receive the compensation as provided under this Award, the Participant agrees that (i) any other compensation granted, awarded, paid or otherwise provided to or earned by the Participant, whether before, on or following the date hereof, that is covered by an applicable Clawback Policy shall be subject to the recoupment and/or forfeiture provisions thereof, and (ii) such Clawback Policy shall be deemed to amend (on both a retroactive and prospective basis) the terms of any employment, compensation or similar agreement to which the Participant is a party, and the terms of any compensation plan, program or agreement, under which any incentive-based compensation has been or may be granted, awarded, paid or otherwise provided to or earned by the Participant (including without limitation, an award agreement evidencing an award granted to the Participant under the Plan). In the event it is determined that any amounts granted, awarded, paid or otherwise provided to or earned by the Participant must be forfeited or reimbursed to the Company pursuant to any such Clawback Policy, the Participant agrees that the Participant will promptly take any action necessary to effectuate such forfeiture and/or reimbursement. 8. Fractional Shares. Fractional shares shall not be issuable hereunder, and when any provision hereof may entitle the Participant to a fractional share such fractional share shall be disregarded. 9. Change in Capital Structure. The terms of this Agreement shall be adjusted in accordance with the terms and conditions of the Plan as the Committee determines is required under the Plan in the event the Company effects one or more stock dividends, stock splits, recapitalizations or consolidations of shares or other similar changes in capitalization. 10. Notice. Any notice or other communication given pursuant to this Agreement, or in any way with respect to this Agreement, shall be in writing and shall be personally delivered or mailed by United States registered or certified mail, postage prepaid, return receipt requested, to the following addresses: If to the Company: Precigen, Inc. 20374 Seneca Meadows Parkway Germantown, MD 20876 Attention: Chief Legal Officer If to the Participant: To the Participant’s address on file with the Company. 11. No Right to Continued Employment or Service. Neither the Plan, the granting of the Award nor any other action taken pursuant to the Plan or this Agreement constitutes or is evidence of any agreement or understanding, expressed or implied, that the Company shall retain the Participant as an employee or other service provider for any period of time or at any particular rate of compensation. 12. Binding Effect. Subject to the limitations stated above and in the Plan, this Agreement shall be binding upon and inure to the benefit of the legatees, distributees, and personal representatives of the Participant and the successors of the Company.

5 #98422604v11 13. Conflicts. In the event of any conflict between the provisions of the Plan and the provisions of this Agreement, the provisions of the Plan shall govern. All references herein to the Plan shall mean the Plan as in effect on the date hereof. 14. Counterparts. This Agreement may be executed in a number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one in the same instrument. 15. Miscellaneous. The parties agree to execute such further instruments and take such further actions as may be necessary to carry out the intent of the Plan and this Agreement. This Agreement and the Plan shall constitute the entire agreement of the parties with respect to the subject matter hereof. 16. Section 409A. The PSUs are intended to comply with Section 409A of the Code to the extent subject thereto, and shall be interpreted in accordance with Section 409A of the Code. The Company reserves the right to modify the terms of this Agreement, including, without limitation, the payment provisions applicable to the Award, to the extent necessary or advisable to comply with Section 409A of the Code. For purposes of this Agreement, all rights to payments hereunder shall be treated as rights to receive a series of separate payments and benefits to the fullest extent allowed by Section 409A of the Code. Notwithstanding any provision in the Plan or this Agreement to the contrary, if the Participant is a “specified employee” and a payment subject to Section 409A of the Code (and not excepted therefrom) to the Participant is due upon a termination of service, such payment shall be delayed for a period of six (6) months after the date of the Participant’s termination of service (or, if earlier, the death of the Participant). Any payment that would otherwise have been due or owing during such six (6)-month period will be paid immediately following the end of the six (6)-month period unless another compliant date is specified in the applicable agreement. If the Award includes “dividend equivalents” (within the meaning of Treas. Reg. § 1.409A- 3(e)), the Participant’s right to such dividend equivalents shall be treated separately from the right to other amounts under the Award. Notwithstanding the preceding, neither the Company nor any Affiliate shall be liable to the Participant or any other person if the Internal Revenue Service or any court or other authority having jurisdiction over such matter determines for any reason that any payments hereunder are subject to taxes, penalties or interest as a result of failing to be exempt from, or comply with, Section 409A of the Code. 17. Governing Law. This Agreement shall be governed by the laws of the Commonwealth of Virginia, except to the extent federal law applies. IN WITNESS WHEREOF, the Company has caused this Agreement to be signed by a duly authorized officer, and the Participant has affixed his signature hereto. COMPANY: PRECIGEN, INC. By: Name: Title: PARTICIPANT:

6 #98422604v11 APPENDIX A Target PSUs: 1. PSU Vesting. The PSUs may become earned and vested based on the achievement prior to the Performance End Date of the Performance Milestones set forth below, subject to the Participant’s continued employment with the Company through the date of Certification (as defined below) by the Committee for each Performance Milestone (each, a “Certification Date”). Each Performance Milestone identified below shall represent a tranche (each a “Tranche”) of the number of Target PSUs that shall become earned if the Performance Milestone for such Tranche is achieved, as follows: (a) Fifty percent (50%) of the Target PSUs shall be earned upon the acceptance by the U.S. Food and Drug Administration (the “FDA”) of a Biologics License Application (“BLA”) for the Company’s PRGN-2012 investigational product; and (b) Fifty percent (50%) of the Target PSUs shall be earned upon the approval of the BLA by the FDA. For the avoidance of doubt, in no event will any of the PSUs become earned if neither Tranche of the Performance Milestones is achieved prior to the Performance End Date. Any PSUs that remain unearned as of the Performance End Date shall be immediately cancelled and forfeited. 2. Certification by the Committee. The Committee shall, periodically, assess whether the Performance Milestones have been achieved. The Committee, in its sole, good faith discretion shall determine, approve and certify in writing that the requisite Performance Milestone for a Tranche has been achieved (a “Certification”).